TIAA SEPARATE ACCOUNT VA-1 (“VA-1”)

SUPPLEMENT NO. 1

dated August 2, 2021

to the Statement of Additional Information (“SAI”)

dated May 1, 2021

The Management Committee of VA-1 has appointed Bradley Finkle as Chief Executive Officer and President of VA-1. Accordingly, effective immediately, the following entry is hereby added to the table currently appearing under the sub-section entitled “Officers” of the section entitled “Management of the separate account” on page 21 of the SAI.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Chief Executive Officer and President	One-year term. Chief Executive Officer and President since 2021.	Chief Operating Officer, Nuveen. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Chief Executive Officer and President of CREF and TIAA Separate Account VA-1. Formerly, Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.

A41068 (8/21)